HEALGEN®

Healgen Scientific Limited

3818 Fuqua St, Houston, TX 77047 Phone: 713.733.8088 Fax: 713.733.8848

Website: www.healgen.com Email: healgensales@healgen.us

This letter gives Global Wholehealth Partners Corp the Authorization to sell Healgen Scientific SARS-COV-2 IgG/IgM Antibody Whole Blood, Serum and Plasma for as of May 29, 2020 the U.S. Food and Drug Administration (FDA) had provided Emergency Use Authorization (EUA) for the Healgen COVID-19 IgG/IgM rapid test cassette (WB/S/P) serology test.

Sincerely.
Jianqiu Fang
CEO